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                                                                Exhibit 10.143



                      [LOGO] RENAISSANCE COSMETICS, INC.

                     1996 INCENTIVE PLAN PAYOUT SCHEDULE


PAYMENT OF INCENTIVE AWARD IS BASED ON THE SUCCESS OF THE BUSINESS UNIT IN ACCOMPLISHING ITS GOAL OF EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION (EBITDA) ON A FISCAL YEAR BASIS.

EMPLOYEES ARE NOTIFIED UPON HIRE IF THEY ARE ELIGIBLE TO PARTICIPATE IN THE INCENTIVE PLAN.

PERCENTAGE OF AWARD FOR EACH EMPLOYEE IS BASED ON THEIR POSITION AND IS COMMUNICATED UPON HIRE OR ELIGIBILITY.

PAYMENT BEGINS AT 90% OF EBITDA AND THERE IS NO PAYMENT IF BUSINESS UNIT EARNS LESS THAN 90%.

THE PAYMENT SCHEDULE IS AS FOLLOWS:


                  PERCENTAGE OF                PERCENTAGE OF
                     EBITDA                        AWARD

                       90%                           5%
                       91%                          10%
                       92%                          20%
                       93%                          30%
                       94%                          40%
                       95%                          50%
                       96%                          60%
                       97%                          70%
                       98%                          80%
                       99%                          90%
                      100%                         100%


IF BUSINESS UNIT EXCEEDS 100% OF EBITDA, THE AMOUNT OF AWARD INCREASES 1% FOR EACH FULL 1% OVER EBITDA GOAL THUS, 101% OF EBITDA RESULTS IN 101% OF AWARD.

AN EMPLOYEE MUST BE ACTIVELY EMPLOYED ON DAY OF INCENTIVE PAYOUT IN ORDER TO BE ELIGIBLE FOR A PAYMENT.

AN EMPLOYEE WHO IS ACTIVELY EMPLOYED FOR LESS THAN A FULL YEAR WILL HAVE THEIR AWARD PRORATED ACCORDINGLY FOR EACH FULL MONTH OF EMPLOYMENT.

ANY EMPLOYEE HIRED DURING THE LAST QUARTER OF A FISCAL YEAR IS NOT ELIGIBLE FOR AN AWARD FOR THAT YEAR.

EACH YEAR THE INCENTIVE PLAN IS SUBJECT TO APPROVAL BY THE CHAIRMAN AND THE BOARD OF DIRECTORS.

FINAL AWARD PAYMENTS NEED APPROVAL OF THE CHAIRMAN.